KNOW LABS

Annual Shareholder Meeting

OTCQB: KNWN

1. Introductions
2. Vote Report
3. Business Update
4. Q&A

October 15, 2021

Disclaimers

Safe Harbor Statement

This document contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Notice of Non-Affiliation and Disclaimer

Dexcom G6® is a registered trademark of Dexcom, Inc. Freestyle® is a registered trademark of Abbott Laboratories, Inc. Accu-Chek® is a registered trademark of Roche Diabetes Care, Inc. Know Labs is not affiliated, associated, authorized, endorsed by, or in any way officially connected with Dexcom, Abbott Laboratories or Roche Diabetes Care, or any of its subsidiaries or its affiliates.

Our Vision

Transform medical diagnostics and launch first truly non-invasive FDA approved blood glucose monitoring device.

Offer medical-grade and affordable solutions for people with type 1 and type 2 diabetes, people with pre-diabetes, and people with no diabetes but interested in monitoring their blood glucose levels.

Following FDA clearance of the glucose monitoring devices, expand Bio-RFID™ to other potential medical diagnostic applications.

FY2021 Highlights

CAPITAL MARKETS

- $14.2M financing round
- Planning for uplist to major national exchange

PRODUCT DEVELOPMENT

- Portfolio expansion: KnowU and UBand
- Bio-RFID sensor miniaturization (from 3x3ft board to pocket size)
- Particle lightbulb

INTELLECTUAL PROPERTY

- Foundational technology patents granted ('503 & '208)
- IP portfolio expansion: 57 in total issued and pending

Bio-RFID VALIDATION

- Independent pre-clinical validation by world renowned institution
- Performance comparison to FDA-cleared devices (MARD < 6.7%)
- Clinical trials setup (eQMS, Independent IRB, Clinical Protocols, Laboratory)

KnowU™ and UBand™

KNOW LABS' SOLUTIONS TO NON-INVASIVE GLUCOSE MONITORING

- Bio-RFID technology
- Completely non-invasive
- No finger sticks or needles
- No filaments, transmitters or other supplies
- Real-time readings
- Smartphone app
- Estimated cost <$1K/year
  (compared to $1 to >$5k for current alternative products)




128
mg/dL

KnowU
On-Demand and On-the-Go




128
mg/dL

UBand
Continuous and Wearable

Bio-RFID *vs.* FDA-Cleared Glucose Monitoring Devices

MARD [%] = Mean Absolute Relative Difference, Bio-RFID vs. Reference Device; lower is better

Bio-RFID vs. Accu-Chek®
- 94% within +/- 20%
- 94% within +/- 15%



25%
20%
15%
10%
5%
0%

Average Bio-RFID MARD 6.7%

Bio-RFID vs. FreeStyle®
- 100% within +/- 20%
- 98% within +/- 15%



25%
20%
15%
10%
5%
0%

Average Bio-RFID MARD 5.4%

Bio-RFID vs. Dexcom® G6
- 100% within +/- 20%
- 100% within +/- 15%



25%
20%
15%
10%
5%
2 hours
0%
TIME

Average Bio-RFID MARD 5.3%

Bio-RFID vs. Accu-Chek Fingerstick

AUG-11, 2021; KNOW LABS R&D LABORATORY


Bio-RFID
Accu-Chek
Accuracy Standards [+/- 15 mg/dL]
Blood Glucose Level
mg/dL
200
150
100
50
0
TIME
2 hours

Bio-RFID vs. FreeStyle Libre 14-day

AUG-11, 2021; KNOW LABS R&D LABORATORY



Bio-RFID
FreeStyle
Accuracy Standards [+/- 15 mg/dL]
Blood Glucose Level
mg/dL
200
150
100
50
0
TIME
2 hours

Bio-RFID vs. Dexcom G6

AUG-11, 2021; KNOW LABS R&D LABORATORY



Bio-RFID
Dexcom
Accuracy Standards [+/- 15 mg/dL]
Blood Glucose Level
mg/dL
200
150
100
50
0
TIME
2 hours

Bio-RFID Expected Path-to-Market

PRE-FDA STUDIES				FDA CLINICAL TRIALS	COMMERCIAL RIGHTS & PRODUCT LAUNCH
INTERNAL VALIDATION		SCIENTIFIC RESEARCH VALIDATION			
IN VITRO	*IN VIVO*	*IN VITRO*	*IN VIVO*		

PROGRESS TO DATE

INTERNAL VALIDATION	SCIENTIFIC RESEARCH VALIDATION	FDA CLINICAL TRIALS	COMMERCIAL RIGHTS & PRODUCT LAUNCH
Know Labs conducted hundreds of internal tests validating the Bio-RFID technology and comparing its accuracy to other FDA approved devices.	Completed *in vitro* scientific validation with world renowned academic medical center. *In vivo* internal clinical study of Bio-RFID glucose monitoring technology to be kicked off soon.	KnowU production units. Clinical trials setup (eQMS, protocols, documentation). Pre-submission meetings with FDA to review clinical protocols and application. FDA multi-site clinical trials and application submitted.	FDA clearance . Product manufacturing and commercialization.

Why Know Labs?

Global Innovator	IP Portfolio	Medical Device	Proven to Work	100+ Potential Applications
• Bio-RFID distinctive approach to glucose detection • Combination of radio and microwave spectroscopy	• Nearly 60 patents issued and pending • Foundational patents that cover more than 100 analytes.	• Highly accurate medical device to serve the needs of hundreds of millions • Many players either focus on wellness or shifted from medical to wellness due to the low accuracy of their devices (MARD> 10%)	• Hundreds of tests proved that Bio-RFID can measure blood glucose levels non-invasively • High level of accuracy achieved (MARD < 6.7%)	• Foundational technology platform • Real-world commercialization opportunities across multiple industries

FY2022 Key Initiatives

Capital Markets	- Uplist to a national exchange - Institutional research coverage
Intellectual Property	- Expand portfolio of patents, trademarks, and trade secrets
Product Development	- KnowU production units - Bio-RFID sensor miniaturization for UBand
Bio-RFID Validation	- Internal clinical trials - FDA pre-submission meeting - FDA large scale clinical trials
Business Operations	- Planned key hires - Initiate KnowU go-to-market strategy - Explore strategic/commercial relationships

THANK YOU

www.knowlabs.co
ask@knowlabs.co

Know Labs, Inc.
OTCQB: KNWN